UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 26, 2017

Commission File Number: 001-35768

WASHINGTONFIRST BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	26-4480276
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
11921 Freedom Drive, Suite 250, Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 840-2410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 26, 2017, WashingtonFirst Bankshares, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). The shareholders (i) elected six directors for a term expiring at the 2020 Annual Meeting of Shareholders and one director for a term expiring at the 2018 Annual Meeting of Shareholders; (ii) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers. As of the close of business on March 2, 2017, the record date for the Annual Meeting, 12,105,555 shares of the common stock of the Company were outstanding and entitled to vote. At the Annual Meeting, a total of 10,268,866 of the outstanding shares of common stock entitled to vote were represented in person or by proxy.
Proposal 1. The directors elected to the Company’s Board for terms that expire at the 2020 Annual Meeting of Shareholders, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Juan A. Mencia	6,487,949	8,564	3,772,353
Mark C. Michael	6,427,936	68,577	3,772,353
James P. Muldoon	6,487,893	8,620	3,772,253
William C. Oldaker	6,425,841	70,672	3,772,353
Jon M. Peterson	6,488,891	7,622	3,772,353
Gail M. Steckler	6,488,678	7,835	3,772,353

The director elected to the Company’s Board for a term that expires at the 2018 Annual Meeting of Shareholders, as well as the number of votes cast for, votes withheld and broker non-votes with respect to the director, are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Obiora "Bo" Menkiti	6,485,682	10,831	3,772,353
Proposal 2. The Company’s shareholders ratified the appointment of BDO USA, LLP as the Company’s independent registered accountant for the year ending December 31, 2017:

For	Against	Abstain	Broker Non-Votes
10,250,594	7,774	10,498	—

Proposal 3. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
6,402,665	61,164	32,684	3,772,353

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
WASHINGTONFIRST BANKSHARES, INC.

May 1, 2017	/s/ Richard D. Horn
Date	Richard D. Horn
General Counsel and Secretary